UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2003
(Date of earliest event reported)

AMERICAN BUILDING CONTROL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9463 (Commission file Number)	75-2626358 (IRS Employer Identification No.)

1301 Waters Ridge Drive
Lewisville, Texas 75057
(Address of principal executive offices)

(972) 353-6458
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

AMERICAN BUILDING CONTROL, INC. AND SUBSIDIARIES

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     c) Exhibits.

99.1	American Building Control, Inc. (the “Company”) press release announcing the Company’s financial results for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure.

     Information Furnished Under Item 12 (Results of Operations and Financial Conditions).

     The information contained in this Item 9 of this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with Securities and Exchange Commission (“SEC”) Release Nos. 33-8216 and 34-47583 and SEC Press Release No. 2003-41.

     The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On May 13, 2003, the Company issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BUILDING CONTROL, INC. (Registrant)

Date: May 14, 2003	By:	/s/ Chris T. Sharng

Chris T. Sharng Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	American Building Control, Inc. (the “Company”) press release announcing the Company’s financial results for the quarter ended March 31, 2003.